Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Equity Fund (BTEFX)

Boston Trust Walden Equity Fund (WSEFX)

(each a “Fund,” collectively, the “Funds”)

Supplement dated December 12, 2024
to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2024, as supplemented from time to time

Boston Trust Walden Inc., the investment adviser to the Funds (the “Adviser”), has agreed to reduce its advisory fee on the Funds. As a result, effective December 31, 2024, each Fund will pay an advisory fee of 0.75% of the first $300 million of average daily net assets and 0.50% of average daily net assets in excess of $300 million. As a result of this change, the following revisions to the Prospectus and SAI are made as of December 31, 2024:

1. The second paragraph of the “Fund Management - The Investment Adviser” section on page 52 of the Prospectus is deleted and replaced as follows:

The Adviser makes the day-to-day investment decisions for the Funds. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program. For these advisory services, each of the Funds pays the Adviser an investment advisory fee based on the Fund’s average daily net assets. The Boston Trust Asset Management Fund pays the Adviser an investment advisory fee equaling 0.75% of the first $500 million of average daily net assets and 0.50% of average daily net assets in excess of $500 million. The Boston Trust Equity Fund and Boston Trust Walden Equity Fund pay the Adviser an investment advisory fee equaling 0.75% of the first $300 million of average daily net assets and 0.50% of average daily net assets in excess of $300 million. All other Funds pay the Adviser investment advisory fees equaling 0.75% of its average daily net assets. The Adviser received investment advisory fees from Boston Trust Asset Management Fund equaling 0.72% of Boston Trust Asset Management Fund’s average daily net assets, and from each other Fund equaling 0.75% of each of those Fund’s average daily net assets during the fiscal period ended December 31, 2023.

2. The first paragraph of the “INVESTMENT ADVISER” section on page 17 of the SAI is deleted and replaced as follows:

Investment advisory and management services are provided to the Funds by Boston Trust Walden Inc. (the “Adviser”), pursuant to an Investment Advisory Agreement dated as of September 30, 2004. The Adviser is a wholly-owned subsidiary of Boston Trust Walden Company, a Massachusetts chartered banking and trust company (“Boston Trust”), which in turn is a wholly-owned subsidiary of Boston Trust Walden Corporation, a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates:

Fund	Investment Advisory Fee
Boston Trust Asset Management Fund	0.75% of the first $500 million of average daily net assets and 0.50% of average daily net assets in excess of $500 million
Boston Trust Equity Fund	0.75% of the first $300 million of average daily net assets and 0.50% of average daily net assets in excess of $300 million
Boston Trust Midcap Fund	0.75% of average daily net assets
Boston Trust SMID Cap Fund	0.75% of average daily net assets
Boston Trust Walden Balanced Fund	0.75% of average daily net assets
Boston Trust Walden Equity Fund	0.75% of the first $300 million of average daily net assets and 0.50% of average daily net assets in excess of $300 million
Boston Trust Walden Midcap Fund	0.75% of average daily net assets
Boston Trust Walden SMID Cap Fund	0.75% of average daily net assets
Boston Trust Walden Small Cap Fund	0.75% of average daily net assets
Boston Trust Walden International Equity Fund	0.75% of average daily net assets

Please retain this supplement with your Summary Prospectus, Prospectus, and SAI for future reference.

This Supplement dated December 12, 2024, and the Summary Prospectus, Prospectus, and SAI, each dated May 1, 2024, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.